Exhibit 99.4

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT, dated as of March 7, 2011, is made by ZAGG Incorporated, a Nevada corporation (“Grantor”), in favor of U.S. Bank National Association (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Amended and Restated Loan Agreement dated as of the date hereof (as the same may be amended, restated, modified or otherwise supplemented from time to time, the “Loan Agreement”) between Grantor and Lender, Lender subject to the terms and conditions contained therein, has agreed to make available to Grantor a loan in the aggregate principal amount of the Commitments;

WHEREAS, Grantor is party to a Security Agreement, dated as of March __, 2011 in favor of Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees with Lender as follows:

Section 1.                       Defined Terms. Capitalized terms used herein without definition are used as defined in the Loan Agreement or the Security Agreement.

Section 2.                       Grant of Security Interest in Patent Collateral.  Grantor, as collateral security for the prompt and complete payment and performance when due of the Obligations, hereby mortgages, pledges and hypothecates to Lender, and grants to Lender a Lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of Grantor (the “Patent Collateral”):

(a) all of its patents, including, without limitation, those referred to on Schedule 1 hereto;

(b) all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(c) all income, royalties, proceeds and liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

Section 3.                       Security Agreement.  The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to Lender pursuant to the Security Agreement, and Grantor hereby acknowledges and agrees that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 4.                       Grantor Remains Liable.  Grantor hereby agrees that, anything herein to the contrary notwithstanding, Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with such Grantor’s Patents and Intellectual Property licenses subject to a security interest hereunder.

Section 5.                       Counterparts.  This Patent Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 6.                       Governing Law.  This Patent Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Utah.

[Signature Page Follows]

IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTOR:

ZAGG INCORPORATED, a Nevada corporation,

as a Grantor

By:/s/ Brandon O’Brien

Name: Brandon O’Brien

Title: CFO

ACCEPTED AND AGREED

as of the date first above written:

U.S. BANK NATIONAL ASSOCIATION

By:/s/

Name:

Title:

1125383.01

SCHEDULE 1

TO

PATENT SECURITY AGREEMENT

Patent Registrations

Grantor	Patent	Application Number

3